Prospectus Supplement	February 17, 2016

Putnam International Capital Opportunities Fund
Prospectus dated December 30, 2015

The sub-section Your fund's management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Robert Schoen and Brett Risser.

Mr. Schoen, who joined the fund in February 2016, has been employed by Putnam Management since 1997 and over the past five years has been employed as Co-Head of Global Asset Allocation and as a Portfolio Manager.

Mr. Risser, who joined the fund in February 2016, has been employed by Putnam Management since 2003 and over the past five years has been employed as a Portfolio Manager and as a Quantitative Analyst.

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